EXHIBIT 10.18

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                                  MERRILL LYNCH

                                 ---------------

                                     SPECIAL
                                 ---------------



                                PROTOTYPE DEFINED
                                CONTRIBUTION PLAN
                               ADOPTION AGREEMENT

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                                   401(k) PLAN
                              EMPLOYEE THRIFT PLAN
                               PROFIT-SHARING PLAN


                         Letter Serial Number: D359287b
                      National Office Letter Date: 6/29/93



This Prototype Plan and Adoption Agreement are important legal instruments with legal and tax implications for which the Sponsor, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, does not assume responsibility. The Employer is urged to consult with its own attorney with regard to the adoption of this Plan and its suitability to its circumstances.



                                                                   Merrill Lynch

Addendum  to the Seitel,  Inc. 40 1 (k) Plan  pursuant to Article II. 1.2 of the
Plan



                 411(d)(6) Protected Benefits Attachment to the
                           SEITEL, INC. 40 1 (K) PLAN



Pursuant to Article V. Section 5.7. 1, any Participant who was a Participant as of December 31, 1997 shall have been deemed to have optional forms of benefit to include in service distributions for any vested portion of these Accounts.

ADOPTION OF PLAN

The Employer named below hereby establishes or restates a profit-sharing plan that includes a |X| 401(k), |X| profit-sharing and/or thrift plan feature (the "Plan") by adopting the Merrill Lynch Special Prototype Defined Contribution Plan and Trust as modified by the terms and provisions of this Adoption Agreement.

EMPLOYER AND PLAN INFORMATION

Employer Name:*     SEITEL, INC.

Business Address:   50 BRIAR HOLLOW LANE, 7W

                    HOUSTON, TX 77027

Telephone Number:   (713) 881-8900

Employer Taxpayer ID Number:    76-0025431

Employer Taxable Year ends on:  DECEMBER 31ST

Plan Name:          SEITEL, INC. 401(K) PLAN

Plan Number:        001




                                              401(k)                    Profit                     Thrift
                                                                        Sharing
Effective Date of Adoption                                                                     ----/----/----
or Restatement:                               1/l/98                    1/l/98

Original Effective Date:                     11/1/85                    11/1/85                ----/----/----

If this Plan is a continuation or an amendment of a prior plan, all optional forms of benefits provided in the prior plan must be provided under this Plan to any Participant who had an account balance, whether or not vested, in the prior plan.

---------------------------------------

* If there are any Participating Affiliates in this Plan, list below the proper name of each Participating Affiliate.

                             ARTICLE 1. DEFINITIONS

A. "COMPENSATION"

(1) With respect to each Participant, except as provided below, Compensation shall mean the (select all those applicable for each column):

 401(K) AND/ OR   PROFIT SHARING
     THRIFT
                                 (a) amount reported in the "Wages Tips and Other Compensation" Box on Form W-2 for the applicable period selected in Item 5 below.

                                 (b) compensation for Code Section 415 safe-harbor purposes (as defined in
                                      Section   3.9.1   (H)(i)  of  basic   plan
                                      document #03) for the applicable period selected in Item 5 below.

|X|               |X|            (c)  amount  reported  pursuant to Code Section
                                      3401(a) for the applicable period selected in Item 5 below.

                                 (d)  all amounts  received (under either option
                                      (a) or (b) above) for personal services rendered to the Employer but excluding (select one):

                                           overtime
                                           bonuses
                                           commissions
                                           amounts in excess of $
                                           other (specify) _______.

(2)  Treatment of Elective Contributions (select one):

|X|  (a)  For purposes of  contributions,  Compensation  shall include  Elective
          Deferrals and amounts excludable from the gross income of the Employee under Code Section 125, Code Section 402(e)(3), Code Section 402(h) or Code Section 403(b) ("elective contributions").

     (b)  For  purposes  of  contributions,   Compensation   shall  not  include
          "elective contributions."

(3)  CODA Compensation (select one):

|X|  (a)  For  purposes  of the ADP and ACP Tests,  Compensation  shall  include
          "elective contributions."

     (b) For purposes of the ADP and ACP Tests, Compensation shall not include "elective contributions."

(4) With respect to Contributions to an Employer Contributions Account, Compensation shall include all Compensation (select one):

|X|  (a)  during the Plan Year in which the Participant enters the Plan.

     (b)  after the Participant's Entry Date.

(5)  The applicable period for determining Compensation shall be (select one):

|X|  (a)  the Plan Year.

     (b)  the Limitation Year.

     (c)  the consecutive 12-month period ending on ________.

B. "DISABILITY"

(1)  Definition

Disability shall mean a condition which results in the Participant's (select one):

     (a) inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

|X| (b) total and permanent inability to meet the requirements of the Participant's customary employment which can be expected to last for a continuous period of not less than 12 months.

     (c)  qualifications for Social Security disability benefits.

     (d) qualification for benefits under the Employer's long-term disability plan.

(2)  Contributions Due to Disability (select one):

|X| (a) No contributions to an Employer Contributions Account will be made on behalf of a Participant due to his or her Disability.

     (b) Contributions to an Employer Contributions Account will be made on behalf of a Participant due to his or her Disability provided that: the Employer elected option (a) or (c) above as the definition of Disability, contributions are not made on behalf of a Highly Compensated Employee, the contribution is based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before his or her Disability, and contributions made on behalf of such Participant will be nonforfeitable when made.

C. "EARLY RETIREMENT" IS (SELECT ONE):

     (1)  not permitted.

|X|  (2)  permitted  if  a  Participant   terminates  Employment  before  Normal
          Retirement Age and has (select one): (a) attained age ______.. |X| (b) attained age 55 and completed 10 Years of Service. --- -- (c) attained age _____ and completed _____ Years of Service as a Participant.

D. "ELIGIBLE EMPLOYEES" (select one):

     (1)  All Employees are eligible to participate in the Plan.

|X|  (2)  The following  Employees are not eligible to  participate  in the Plan
          (select all those applicable):

          (a) Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer or a Participating
               Affiliate and the Employee representatives (not including any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer or Participating Affiliate) in the negotiation of which retirement benefits were the subject of good faith bargaining, unless the bargaining agreement provides for participation in the Plan.

          (b) non-resident aliens who received no earned income from the Employer or a Participating Affiliate which constitutes income from sources within the United States.

          (c)  Employees of an Affiliate.

     |X| (d) Employees employed in or by the following specified division, plant, location, job category or other identifiable individual or group of Employees: LEASED EMPLOYEES

E. "ENTRY DATE"

Entry Date shall mean (select as applicable):

 401(K) AND/ OR   PROFIT SHARING
     THRIFT

                                 (1) If the initial Plan Year is less than twelve months, the _______ day of ______ and thereafter:

                                 (2) the first day of the Plan Year following the date the Employee meets the eligibility requirements. If the Employer elects this option establishing only one Entry Date, the eligibility "age and service" requirements elected in Article II must be no more than age 20-1/2 and 6 months of service.

|X|               |X|            (3)  the first  day  of the month following the
                                      date the Employee meets the eligibility requirements.

                                 (4) the first day of the Plan Year and the first day of the seventh month of the Plan Year following the date the Employee meets the eligibility requirements.

                                 (5) the first day of the Plan Year, the first day of the fourth month of the Plan Year, the first day of the seventh month of the Plan Year, and the first day of the tenth month of the Plan Year following the date the Employee meets the eligibility requirements.

                                  (6) other:
                                      provided that the Entry Date or Dates selected are no later than any of the options above.


F. "HOURS OF SERVICE'

Hours of Service for the purpose of determining a Participant's Period of Severance and Year of Service shall be determined on the basis of the method specified below:

(1) Eligibility Service: For purposes of determining whether a Participant has satisfied the eligibility requirements, the following method shall be used (select one):

 401(K) AND/ OR   PROFIT SHARING
     THRIFT
|X|               |X|             (a) elapsed time method
                                  (b) hourly records method

(2) Vesting Service: A participant's nonforfeitable interest shall be determined on the basis of the method specified below (select one):

      |X| (a)  elapsed time method

          (b)  hourly records method

          (c) If this item (c) is checked, the Plan only provides for contributions that are always 100% vested and this item (2) will not apply.

(3) Hourly Records: For the purpose of determining Hours of Service under the hourly record method (select one):

          (a) only actual hours for which an Employee is paid or entitled to payment shall be counted.

          (b) an Employee shall be credited with 45 Hours of Service if such Employee would be credited with at least 1 Hour of Service during the week.

G. "INTEGRATION LEVEL"

|X|  (1)  This Plan is not integrated with Social Security.

     (2) This Plan is integrated with Social Security. The Integration Level shall be (select one):

          (a)  the Taxable Wage Base.

          (b)  $---- (a dollar amount less than the Taxable Wage Base),

          (c)  ----% of the  Taxable  Wage  Base  (not to  exceed  100%).

          (d)  the greater of $10,000 or 20% of the Taxable Wage Base.

H. "LIMITATION COMPENSATION"

For purposes of Code Section 415, Limitation Compensation shall be compensation as determined for purposes of (select one):

|X| (1) Code Section 415 Safe-Harbor as defined in Section 3.9.1(H)(i) of basic plan document #03.

     (2)  the "Wages, Tips and Other Compensation" Box on Form W-2.

     (3)  Code Section 3401(a) Federal Income Tax Withholding.

I. "LIMITATION YEAR"

For purposes of Code Section 415, the Limitation Year shall be (select one):

|X|  (1)  the Plan Year.

     (2) the twelve consecutive month period ending on the ------ day of the month of ---------.

J. "NET PROFITS" are (select one):

|X|  (1)  not necessary for any contribution.

     (2)  necessary for (select all those applicable):

          (a)  Profit-Sharing Contributions.

          (b)  Matching 401(k) Contributions.

          (c)  Matching Thrift Contributions.

K. "NORMAL RETIREMENT AGE'

Normal Retirement Age shall be (select one):

|X|  (1)  attainment of age 65 (not more than 65) by the Participant.

     (2) attainment of age ------ (not more than 65) by the Participant or the anniversary (not more than the 5th) of the first day of the Plan Year in which the Eligible Employee became a Participant, whichever is later.

     (3) attainment of age ------ (not more than 65) by the Participant or the anniversary (not more than the 5th) of the first day on which the Eligible Employee performed an Hour of Service, whichever is later.

L. "PARTICIPANT DIRECTED ASSETS" are:

 401(K) AND/ OR   PROFIT SHARING
     THRIFT
|X|               |X|            (1)  permitted.
                                 (2)  not permitted.

M. "PLAN YEAR"

The Plan Year shall end on the 31ST day of DECEMBER.

N. "PREDECESSOR SERVICE"

Predecessor service will be credited (select one):

|X|  (1)  only as required by the Plan.

     (2) to include, in addition to the Plan requirements and subject to the limitations set forth below, service with the following predecessor employer(s) determined as if such predecessors were the Employer:

Service with such predecessor employer applies [select either or both (a) and/or
(b); (c) is only available in addition to (a) and/or (b)]:

     (a)  for purposes of eligibility to participate;

     (b)  for purposes of vesting;

     (c)  except for the following service:-------------.

O. "VALUATION DATE"

Valuation Date shall mean (select one for each column, as applicable):

 401(K) AND/ OR   PROFIT SHARING
     THRIFT
                                 (1)  the last business day of each month.

                                 (2) the last business day of each quarter within the Plan Year.

                                 (3) the last business day of each semi-annual period within the Plan Year.

                                 (4)  the last business day of the Plan Year.

|X|               |X|            (5)  other:  DAILY.



                            ARTICLE II. PARTICIPATION

PARTICIPATION REQUIREMENTS

An  Eligible  Employee  must  meet  the  following   requirements  to  become  a
Participant (select one or more for each column, as applicable):


 401(K) AND/ OR   PROFIT SHARING
     THRIFT
                                 (1)  Performance of one Hour of Service.

                                 (2) Attainment of age ----- (maximum 20 1/2) and completion of (not more than 1/2) Years of Service. If this item is selected, no Hours of Service shall be counted.

|X|               |X|            (3)  Attainment  of  age  21  (maximum  21) and
                                      completion  of 1/2 Year(s)  of Service. If
                                      more than one Year of Service is selected,
                                      the immediate 100%  vesting  schedule must
                                      be  selected   in  Article  VII   of  this
                                      Adoption Agreement.

                                 (4) Attainment of age------ (maximum 21) and completion of Years of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.

                                 (5) Each Employee who is an Eligible Employee on ----- will be deemed to have satisfied the participation requirements on the effective date without regard to such Eligible Employee's actual age and/or service.


            ARTICLE III. 401(K) CONTRIBUTIONS AND ACCOUNT ALLOCATION

A. ELECTIVE DEFERRALS

If selected below, a Participant's Elective Deferrals will be (select all applicable):

|X| (1) a dollar amount or a percentage of Compensation, as specified by the Participant on his or her 401(k) Election form, which may not exceed 17 % of his or her Compensation.


     (2) with respect to bonuses, such dollar amount or percentage as specified by the Participant on his or her 401(k) Election form with respect to such bonus.

B. MATCHING 401(K) CONTRIBUTIONS

If selected below, the Employer may make Matching 401(k) Contributions for each Plan Year (select one):

|X|  (1)  Discretionary Formula:

          Discretionary Matching 401(k) Contribution equal to such a dollar amount or percentage of Elective Deferrals, as determined by the Employer, which shall be allocated (select one):

          (a) based on the ratio of each Participant's Elective Deferral for the Plan Year to the total Elective Deferrals of all Participants for the Plan Year. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $------- for each Participant or ------% of each Participant's Compensation.

      |X| (b) in an amount not to exceed 100% of each Participant's first 100% of Compensation contributed as Elective Deferrals for the Plan Year. If any Matching 401(k) Contribution remains, it is allocated to each such Participant in an amount not to exceed ------% of the next -----% of each Participant's Compensation contributed as Elective Deferrals for the Plan Year.

Any remaining Matching 401(k) Contribution shall be allocated to each such Participant in the ratio that such Participant's Elective Deferral for the Plan Year bears to the total Elective Deferrals of all such Participants for the Plan Year. If inserted, Matching 401(k),Contributions shall be subject to a maximum amount of $_______ for each Participant or ________% of each Participant's Compensation.

     (2)  Nondiscretionary Formula:

A nondiscretionary Matching 401(k) Contribution for each Plan Year equal to (select one):

          (a) -------% of each Participant's Compensation contributed as Elective Deferrals. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $------- for each Participant or -------% of each Participant's Compensation.

          (b) -------% of the first -----% of the Participant's Compensation contributed as Elective Deferrals and -----% of the next -----% of the Participant's Compensation contributed as Elective Deferrals. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $----- for each Participant or -----% of each Participant's Compensation.

C. PARTICIPANTS ELIGIBLE FOR MATCHING 401(K) CONTRIBUTION ALLOCATION

The following Participants shall be eligible for an allocation to their Matching 401(k) Contributions Account (select all those applicable):

|X|  (1)  Any Participant who makes Elective Deferrals.

     (2) Any Participant who satisfies those requirements elected by the Employer for an allocation to his or her Employer Contributions Account as provided in Article IV Section C.

     (3) Solely with respect to a Plan in which Matching 401(k) Contributions are made quarterly (or on any other regular interval that is more frequent than annually) any Participant whose 401(k) Election is in effect throughout such entire quarter (or other interval).

D. QUALIFIED MATCHING CONTRIBUTIONS

If selected below, the Employer may make Qualified Matching Contributions for each Plan Year (select all those applicable):

     (1)  In  its   discretion,   the  Employer  may  make  Qualified   Matching
          Contributions on behalf of (select one):

          (a)  all Participants who make Elective Deferrals in that Plan Year.

     |X| (b) only those Participants who are Nonhighly Compensated Employees and who make Elective Deferrals for that Plan Year.

     (2) Qualified Matching Contributions will be contributed and allocated to each Participant in an amount equal to:

          (a) ----% of the Participant's Compensation contributed as Elective Deferrals. If inserted, Qualified Matching Contributions shall not exceed ----% of the Participant's Compensation.

     |X| (b) Such an amount, determined by the Employer, which is needed to meet the ACP Test.

     (3) In its discretion, the Employer may elect to designate all or any part of Matching 401(k) Contributions as Qualified Matching Contributions that are taken into account as Elective Deferrals -- included in the ADP Test and excluded from the ACP Test -- on behalf of (select one):

          (a)  all Participants who make Elective Deferrals for that Plan Year.

     |X| (b) Only Participants who are Nonhighly Compensated Employees who make Elective Deferrals for that Plan Year.

E. QUALIFIED NONELECTIVE CONTRIBUTIONS

If selected below, the Employer may make Qualified Nonelective Contributions for each Plan Year (select all those applicable):

     (1) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of (select one):

          (a)  all Eligible Participants.

     |X|  (b)  only  Eligible   Participants   who  are  Nonhighly   Compensated
               Employees.

     (2) Qualified Nonelective Contributions will be contributed and allocated to each Eligible Participant in an amount equal to (select one):

          (a) ____% (no more than 15%) of the Compensation of each Eligible Participant eligible to share in the allocation.

     |X| (b) Such an amount determined by the Employer, which is needed to meet either the ADP Test or ACP Test.

     (3) At the discretion of the Employer, as needed and taken into account as Elective Deferrals included in the ADP Test on behalf of (select one):

          (a)  all Eligible Participants.

     |X|  (b)  only those Eligible  Participants  who are Nonhighly  Compensated
               Employees.

F. ELECTIVE DEFERRALS USED IN ACP TEST (select one):

|X| (1) At the discretion of the Employer, Elective Deferrals may be used to satisfy the ACP Test.

     (2)  Elective Deferrals may not be used to satisfy the ACP Test.

G. MAKING AND MODIFYING A 401(K) ELECTION

An Eligible Employee shall be entitled to increase, decrease or resume his or her Elective Deferral percentage with the following frequency during the Plan Year (select one):

         (1)      annually.
         (2)      semiannually.
|X|      (3)      quarterly.
         (4)      monthly
         (5)      other(specify):----------.

Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Elective Deferrals at any time effective for the payroll period after written notice is provided to the Administrator.

         ARTICLE IV. PROFIT-SHARING CONTRIBUTIONS AND ACCOUNT ALLOCATION

A. PROFIT-SHARING CONTRIBUTIONS

If selected below, the following contributions for each Plan Year will be made:

Contributions to Employer Contributions Accounts (select one):

|X|   (a)      Such an amount, if any, as determined by the Employer.

     (b)      ---------% of each Participant's Compensation.


B. ALLOCATION OF CONTRIBUTIONS TO EMPLOYER CONTRIBUTIONS ACCOUNTS (select one):

|X|  (1)  Non-Integrated Allocation

          The Employer Contributions Account of each Participant eligible to share in the allocation for a Plan Year shall be credited with a portion of the contribution, plus any forfeitures if forfeitures are reallocated to Participants, equal to the ratio that the Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all Participants entitled to share in the contribution.

     (2)  Integrated Allocation

          Contributions to Employer Contributions Accounts with respect to a Plan Year, plus any forfeitures if forfeitures are reallocated to Participants, shall be allocated to the Employer Contributions Account of each eligible Participant as follows:

          (a) First, in the ratio that each such eligible Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all eligible Participants but not in excess of 3% of each Participant's Compensation.

          (b) Second, any remaining contributions and forfeitures will be allocated in the ratio that each eligible Participant's Compensation for the Plan Year in excess of the Integration Level bears to all such Participants' excess Compensation for the Plan Year but not in excess of 3%.

          (c) Third, any remaining contributions and forfeitures will be allocated in the ratio that the sum of each Participant's Compensation and Compensation in excess of the Integration Level bears to the sum of all Participants' Compensation and Compensation in excess of the Integration Level, but not in excess of the Maximum Profit-Sharing Disparity Rate (defined below).

          (d) Fourth, any remaining contributions or forfeitures will be allocated in the ratio that each Participant's Compensation for that year bears to all Participants' Compensation for that year.

     The Maximum Profit-Sharing Disparity Rate is equal to the lesser of:

          (a)  2.7% or

          (b) The applicable percentage determined in accordance with the following table:

                 IF THE INTEGRATION                           THE APPLICABLE
                LEVEL IS (AS A % OF                           PERCENTAGE IS:
          THE TAXABLE WAGE BASE ("TWB")).

20% (or $10,000 if greater)                                        2.7%
or less of the TWB

More than 20% (but not less than $10,001) but not                  1.3%
more than 80% of the TWB

More than 80% but not less                                         2.4%
than 1 00 % of the TWB

100 % of the TWB                                                   2.7%

C. PARTICIPANTS ELIGIBLE FOR EMPLOYER CONTRIBUTION ALLOCATION

The following Participants shall be eligible for an allocation to their Employer Contributions Account (select all those applicable):

     (1)  Any Participant who was employed during the Plan Year.

     (2) In the case of a Plan using the hourly record method for determining Vesting Service, any Participant who was credited with a Year of Service during the Plan Year.

     (3)  Any Participant who was employed on the last day of the Plan Year.

     (4) Any Participant who was on a leave of absence on the last day of the Plan Year.

|X| (5) Any Participant who during the Plan Year died or became Disabled while an Employee or terminated employment after attaining Normal Retirement Age.

     (6) Any Participant who was credited with at least 501 Hours of Service whether or not employed on the last day of the Plan Year.

|X| (7) Any Participant who was credited with at least 1,000 Hours of Service and was employed on the last day of the Plan Year.


                         ARTICLE V. THRIFT CONTRIBUTIONS

                        THIS ARTICLE V IS NOT APPLICABLE

A. EMPLOYEE THRIFT CONTRIBUTIONS

If selected below, Employee Thrift Contributions, which are required for Matching Thrift Contributions, may be made by a Participant in an amount equal to (select one):

     (1) A dollar amount or a percentage of the Participant's Compensation which may not be less than -----% nor may not exceed ------% of his or her Compensation.

     (2) An amount not less than ------% of and not more than ---------% of each Participant's Compensation.

B. MAKING AND MODIFYING AN EMPLOYEE THRIFT CONTRIBUTION ELECTION

A Participant shall be entitled to increase, decrease or resume his or her Employee Thrift Contribution percentage with the following frequency during the Plan Year (select one):

     (1)  annually
     (2)  semi-annually
     (3)  quarterly
     (4)  monthly
     (5)  other (specify): --------.

Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Employee Thrift Contributions at any time effective for the payroll period after written notice is provided to the Administrator.

C. THRIFT MATCHING CONTRIBUTIONS

If selected below, the Employer will make Matching Thrift Contributions for each Plan Year (select one):

     (1)  Discretionary Formula:

          A discretionary Matching Thrift Contribution equal to such a dollar amount or percentage as determined by the Employer, which shall be allocated (select one):

          (a)  based  on  the  ratio  of  each  Participant's   Employee  Thrift
               Contribution for the Plan Year to the total Employee Thrift Contributions of all Participants for the Plan Year. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $-------- for each Participant or ------% of each Participant's Compensation.

          (b) in an amount not to exceed ------% of each Participant's first -----% of Compensation contributed as Employee Thrift
               Contributions for the Plan Year. If any Matching Thrift Contribution remains, it is allocated to each such Participant in an amount not to exceed ------% of the next --------% of each Participant's Compensation contributed as Employee Thrift Contributions for the Plan Year.

Any remaining Matching Thrift Contribution shall be allocated to each such Participant in the ratio that such Participant's Employee Thrift Contributions for the Plan Year bears to the total Employee Thrift Contributions of all such Participants for the Plan Year. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $_______ for each Participant or _______% of each Participant's Compensation.

     (2)  Nondiscretionary, Formula:

          A nondiscretionary Matching Thrift Contribution for each Plan Year equal to (select one):

          (a) -----% of each Participant's Compensation contributed as Employee Thrift Contributions. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $------- for each Participant or -------% of each Participant's Compensation.

          (b) ------% of the first -------% of the Participant's Compensation contributed as Employee Thrift Contributions and ------% of the next ------% of the Participant's Compensation contributed as Employee Thrift Contributions. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $-------- for each Participant or ------% of each Participant's Compensation.

D. QUALIFIED MATCHING CONTRIBUTIONS

If selected below, the Employer may make Qualified Matching Contributions for each Plan Year (select all those applicable):

     (1)  In  its   discretion,   the  Employer  may  make  Qualified   Matching
          Contributions on behalf of (select one):

          (a)  all Participants who make Employee Thrift Contributions.

          (b) only those Participants who are Nonhighly Compensated Employees and who make Employee Thrift Contributions.

     (2) Qualified Matching Contributions will be contributed and allocated to each Participant in an amount equal to:

          (a) _____% of the Participant's Employee Thrift Contributions. If inserted, Qualified Matching Contributions shall not exceed ______% of the Participant's Compensation.

          (b) such an amount, determined by the Employer, which is needed to meet the ACP Test.

                      ARTICLE VI. PARTICIPANT CONTRIBUTIONS

PARTICIPANT VOLUNTARY NONDEDUCTIBLE CONTRIBUTIONS

Participant Voluntary Nondeductible Contributions are (select one):
          (a)      permitted.
     |X|  (b)      not permitted.

                              ARTICLE VII. VESTING

A. EMPLOYER CONTRIBUTION ACCOUNTS

(1) A Participant shall have a vested percentage in his or her Profit-Sharing Contributions, Matching 401(k) Contributions and/or Matching Thrift Contributions, if applicable, in accordance with the following schedule (Select one):

 401(K) AND/ OR    PROFIT SHARING
     THRIFT         CONTRIBUTION
  CONTRIBUTION

                                (a)   100%     vesting     immediately      upon
                                      participation.

                                (b) 100% after -------- (not more than 5) years of Vesting Service.

|X|               |X|           (c)   Graded vesting schedule:

20%               20%                 after 1 year of Vesting Service;

40%               40%                 after 2 years of Vesting Service;

60%               60%                 (not   less  than  20%)  after  3 years of
                                      Vesting Service;

80%               80%                 (not  less  than  40%)  after  4  years of
                                      Vesting Service;

100%              100%                (not  less  than  60%) after  5  years  of
                                      Vesting Service;

100%              100%                (not  less  than  80%)  after  6  years of
                                      Vesting Service;

100% after 7 years of Vesting Service.

(2) Top Heavy Plan

 401(K) AND/ OR    PROFIT SHARING
     THRIFT         CONTRIBUTION
  CONTRIBUTION
                                          Vesting Schedule (Select one):

                                (a)   100%      vesting     immediately     upon
                                      participation.

                                (b)   100% after --------- (not more than 3
                                      years of Vesting Service.

|X|               |X|           (c)   Graded vesting schedule:

20%               20%                 after 1 year of Vesting Service;

40%               40%                 (not  less  than 20%)   after  2  years of
                                      Vesting Service;

60%               60%                 (not less  than  40%)  after  3  years  of
                                      Vesting Service;

80%               80%                 (not less  than  60%)  after  4  years  of
                                      Vesting Service;

100%              100%                (not less  than  80%)  after  5  years  of
                                      Vesting Service;

100% after 6 years of Vesting Service.

Top Heavy Ratio:

     (a) If the adopting Employer maintains or has ever maintained a qualified defined benefit plan, for purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:

                           Interest Rate:   8 %
                                           ---------
                           Mortality Table: UP '84
                                           ---------

     (b) For purposes of computing the top-heavy ratio, the valuation date shall be the last business day of each Plan Year.

B. ALLOCATION OF FORFEITURES

Forfeitures shall be (select one from each applicable column):

  MATCHING 401(K)    PROFIT-SHARING
  AND/ OR THRIFT      CONTRIBUTIONS
   CONTRIBUTION

|X|                             (1)   used  to reduce Employer contributions for
                                      succeeding Plan Year.

                    |X|         (2)   allocated  in  the succeeding Plan Year in
                                      the ratio  which the  Compensation of each
                                      Participant for the Plan Year bears to the
                                      total  Compensation  of  all  Participants
                                      entitled to share in the Contributions. If
                                      the   Plan   is   integrated   with Social
                                      Security, forfeitures shall be allocated in accordance with the formula elected by the Employer.

C. VESTING SERVICE

For purposes of determining  Years of Service for Vesting Service [select (1) or
(2) and/or (3)1:

|X|  (1)  All Years of Service shall be included.

     (2) Years of Service before the Participant attained age 18 shall be excluded, (3) Service with the Employer prior to the effective date of the Plan shall be excluded.


                ARTICLE VIII. DEFERRAL OF BENEFIT DISTRIBUTIONS,
                        IN-SERVICE WITHDRAWALS AND LOANS

A. DEFERRAL OF BENEFIT DISTRIBUTIONS

 401(K) AND/ OR    PROFIT SHARING
     THRIFT
                                    If this  item is  checked,  a  Participant's
                                    vested   benefit  in  his  or  her  Employer
                                    Accounts   shall  be   payable  as  soon  as
                                    practicable  after the  earlier  of: (1) the
                                    date the Participant  terminates  Employment
                                    due to Disability or (2) the end of the Plan
                                    Year  in  which  a  terminated   Participant
                                    attains Early Retirement Age, if applicable, or Normal Retirement Age.

B. IN-SERVICE DISTRIBUTIONS

|X| (1) In-service distributions may be made from any of the Participant's vested Accounts, at any time upon or after the occurrence of the following events (select all applicable):

     |X| (a)  a Participant's attainment of age 59-1/ 2.

     |X| (b)  due to hardships as defined in Section 5.9 of the Plan.

(2)  In-service distributions are not permitted.

C. LOANS ARE:

 401(K) AND/ OR    PROFIT SHARING
     THRIFT
|X|               |X|               (1)   permitted.
                                    (2)   not permitted.

                             ARTICLE IX. GROUP TRUST

If this item is checked, the Employer elects to establish a Group Trust consisting of such Plan assets as shall from time to time be transferred to the Trustee pursuant to Article X of the Plan. The Trust Fund shall be a Group Trust consisting of assets of this Plan plus assets of the following plans of the Employer or of an Affiliate:

                            ARTICLE X. MISCELLANEOUS


A. IDENTIFICATION OF SPONSOR

The address and telephone number of the Sponsor's authorized representative is 800 Scudders Mill Road, Plainsboro, New Jersey 08536; (609) 282-2272. This authorized representative can answer inquiries regarding the adoption of the Plan, the intended meaning of any Plan provisions, and the effect of the opinion letter.

The Sponsor will inform the adopting Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

B. PLAN REGISTRATION

1.   Initial Registration

     This Plan must be registered with the Sponsor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, in order to be considered a Prototype Plan by the Sponsor. Registration is required so that the Sponsor is able to provide the Administrator with documents, forms and announcements relating to the administration of the Plan and with Plan amendments and other documents, all of which relate to administering the Plan in accordance with applicable law and maintaining compliance of the Plan with the law.

     The Employer must complete and sign the Adoption Agreement. Upon receipt of the Adoption Agreement, the Plan will be registered as a Prototype Plan of Merrill, Lynch, Pierce, Fenner & Smith Incorporated. The Adoption Agreement will be countersigned by an authorized representative and a copy of the countersigned Adoption Agreement will be returned to the Employer.

2.   Registration Renewal

     Annual registration renewal is required in order for the Employer to continue to receive any and all necessary updating documents. There is an annual registration renewal fee in the amount set forth with the initial registration material. The adopting Employer authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated, to debit the account established for the Plan for payment of agreed upon annual fee; provided, however, if the assets of an account are invested solely in Participant-Directed Assets, a notice for this annual fee will be sent to the Employer annually. The Sponsor reserves the right to change this fee from time to time and will provide written notice in advance of any change.

C. PROTOTYPE REPLACEMENT PLAN

This Adoption Agreement is a replacement prototype plan for the (1) Merrill Lynch Special Prototype Defined Contribution Plan and Trust - 401(k) Plan #03-004 and (2) Merrill Lynch Asset Management, Inc., Special Prototype Defined Contribution Plan and Trust - 401(k) Plan Adoption Agreement #03-004.

D. RELIANCE

The adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. In order to obtain reliance, the Employer must apply to the appropriate Key District Director of the Internal Revenue Service for a determination letter with respect to the Plan.

                              EMPLOYER'S SIGNATURE

                                    Name of Employer:  Seitel, Inc.
                                                       -------------------------

                                                  By:  /s/Debra D. Valice
                                                       -------------------------
                                                       Authorized Signature

                                                       Debra D. Valice
                                                       -------------------------
                                                       Print Name

                                                       CFO, Sr. V.P. Finance
                                                       -------------------------
                                                       Title

Dated:  February 3, 1998
        ----------------


TO BE COMPLETED BY MERRILL LYNCH:

Sponsor Acceptance.

Subject to the terms and conditions of the Prototype Plan and this Adoption Agreement, this Adoption Agreement is accepted by Merrill Lynch, Pierce, Fenner & Smith Incorporated as the Prototype Sponsor.

Authorized Signature:  /s/ Joel Rubinstein
                      --------------------

                              TRUSTEE(S) SIGNATURE


This Trustee Acceptance is to be completed only if the Employer appoints one or more Trustees and does not appoint a Merrill Lynch Trust Company as Trustee.

The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.


                                   AS TRUSTEE:




--------------------------------------     -------------------------------------
         (Signature)                          (print or type name)



--------------------------------------     -------------------------------------
         (Signature)                          (print or type name)



--------------------------------------     -------------------------------------
         (Signature)                          (print or type name)



--------------------------------------     -------------------------------------
         (Signature)                          (print or type name)


Dated:_______________, 19______

                  THE MERRILL LYNCH TRUST COMPANIES AS TRUSTEE



This Trustee Acceptance and designation of Investment Committee are to be completed only when a Merrill Lynch Trust Company is appointed as Trustee.



TO BE COMPLETED BY THE EMPLOYER:

                       DESIGNATION OF INVESTMENT COMMITTEE


The Investment Committee for the Plan is (print or type names):


Name:    Debra D. Valice
         -------------------------

Name:    David S. Lawi
         -------------------------


Name:    Horace Calvert
         -------------------------


Name:    Paul Frame
         -------------------------



TO BE COMPLETED BY MERRILL LYNCH TRUST COMPANY:

                             ACCEPTANCE BY TRUSTEE:

The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.



SEAL                                MERRILL LYNCH TRUST COMPANY [of Texas]

                                              By:  /s/ Melanie Madera
                                                   -----------------------------

Dated: 2/6, 1998

            THE MERRILL LYNCH TRUST COMPANIES AS ONE OF THE TRUSTEES

This Trustee Acceptance is to be completed only if, in addition to a Merrill Lynch Trust Companies as Trustee, the Employer appoints an additional Trustee of a second trust fund.

The undersigned hereby accept all of the terms, conditions, and obligations of appointment, as Trustee under the Plan. If the Employer has elected a Group
Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.

                                   AS TRUSTEE



----------------------------------         -------------------------------------
          (Signature)                             (print or type name)





Dated:       , 19
       ------    ---




SEAL                                MERRILL LYNCH TRUST COMPANY [              ]
                                                                 --------------

                                                     By:
                                                        ------------------------
Dated:       , 19
       ------    ---



                       DESIGNATION OF INVESTMENT COMMITTEE


The Investment Committee for the Plan is (print or type names):

Name:
       -------------------------------

Name:
       -------------------------------

Name:
       -------------------------------

Name:
       -------------------------------